UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

United Community Banks, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398 Blairsville, Georgia	30512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 781-2265

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 6, 2008, United Community Banks, Inc. (the “Registrant”) issued a news release announcing that its third quarter earnings would be less than previously estimated due to higher than expected credit losses (the “News Release”). The News Release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements: None (b) Pro forma financial information: None (c) Exhibits:

99.1 Press Release, dated October 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
October 6, 2008	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 6, 2008